UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2015

Cannabis Sativa, Inc.
(Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	000-53571 (Commission File Number)	20-1898270 (IRS Employer I.D. No.)

1646 W. Pioneer Blvd., Suite 120
Mesquite, Nevada  89027
Tel:  702-346-3906

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)

N/A

(Former name, former address and former fiscal year, if changed since last report)

ITEM 4.01           Changes in Registrant’s Certifying Accountant

On November 17, 2015, Cannabis Sativa, Inc. (the “Company”) dismissed HJ & Associates, LLP (“HJ”) from its position as the Company’s independent registered public accounting firm.  The Company’s Board of Directors had approved the dismissal.

The audit report of HJ on the Company’s financial statements for the year ended December 31, 2014, did not contain an adverse opinion or disclaimer of opinion, however it did contain a qualification describing a going concern uncertainty.  HJ did not, during the applicable periods, advise the Company of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the period from the date of inception (April 9, 2013) through December 31, 2014, and the period to the date of this Current Report, there were no (i) disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused HJ to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K, with the exception of a material weakness related to our internal control over financial reporting.

The Company furnished HJ with a copy of this current report on Form 8-K prior to filing with the SEC and requested that HJ furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to HJ’s audit services and engagement as the Company’s independent registered public accounting firm. HJ has furnished a letter addressed to the SEC dated November 17, 2015, a copy of which is attached hereto as Exhibit 16.1.

The Company has engaged John Scrudato CPA, Certified Public Accountants ("Scrudato") as its new independent accountants on November 17, 2015. Prior to November 17, 2015, the Company had employed Scrudato to compile its financial statements and the notes to those financial statements for the three and six month periods ended June 30, 2015.  Accordingly, the Company discussed with Scrudato accounting issues as reflected in those financial statements and the corresponding notes as filed with the SEC as a part of the Company’s quarterly report on Form 10-Q for the quarter ended June, 30, 2015.  Otherwise, the Company has not consulted with Scrudato regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company by Scrudato concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.    Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

         Exhibit 16.1        Letter from HJ & Associates, LLC dated November 20, 2015.

 SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannabis Sativa, Inc.

Dated: November 20, 2015	By:	/s/ Gary Johnson
Gary Johnson, CEO